Sonendo Overview January 2023

Disclaimer and Confidentiality Notice This presentation contains forward-looking statements with respect to the Company. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein, addressable markets, entering other markets and any plans and objectives of management for future operations and future results. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Company’s business or financial objectives, its strategies or future actions, its targets, expectations for financial condition or outlook for operations. Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Company and its business. The forward-looking information set forth therein reflects expectations as of the date hereof and is subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward-looking statements. We operate in a very competitive and rapidly changing environment. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances described in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys, and other data obtained from third party sources and Sonendo’s own internal estimates and research. While Sonendo believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third party sources. While Sonendo believes its internal research is reliable, such research has not been verified by any independent source. Sonendo’s estimates are derived from publicly available information, management’s knowledge of the Sonendo’s industry and management’s assumptions based on such information and knowledge, which they believe to be reasonable. This data involves a number of assumptions and limitations which are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities. All amounts are in U.S. dollars unless otherwise indicated.

OUR MISSION Saving Teeth. Improving Lives. WHAT THIS MEANS Establish the GentleWave procedure as the standard of care for tooth decay, with an initial focus on transforming root canal therapy.

Introducing the Team Strong and Experienced Leadership Team Michael Watts Chief Financial Officer Michael Smith Chief Commercial Officer Andrew Kirkpatrick Chief Operating Officer Bjarne Bergheim President & CEO Roy Chen Chief Talent Officer

Paradigm-Shifting Platform Technology for Tooth Decay 1 Large Market Opportunity with Significant Need for Innovation 2 Compelling and Growing Body of Clinical and Real-World Evidence 3 Attractive Value Proposition for Dental Practitioners and Patients 4 Transformative R&D Capabilities and a Robust Intellectual Property Portfolio 5 Established and Growing Digital Infrastructure 6 Recurring Revenue Business Model 7 Key Success Factors for Sonendo

Large Market for Root Canal Therapy (RCT)

SONENDO

~17M Root Canal Procedures Performed Annually in the U.S. and Canada

$1.9 Billion — **Sonendo's Potential Annual Addressable Market Opportunity for Root Canal Procedures in the U.S. and Canada**

Endodontists (~5,000)	Non-Referring General Practitioners (GPs) (~50,000)	Remaining General Practitioners (GPs) (~126,000)
~4M Annual Root Canal Procedures	~9M Annual Root Canal Procedures	~4M Annual Root Canal Procedures

Global prevalence of additional 30+ million procedures annually outside of the U.S. and Canada

Unique for each person, root and tooth Exhibit unpredictable three-dimensional curvature Include branches and connections between canals May bifurcate into multiple canals or converge into one canal The Root Canal System is Complex Root canals are complex… …making them difficult to effectively and efficiently clean Endodontic Biofilm Root Canal Dentin Dentin Bacteria are smaller than anatomical features in the tooth Canals are increasingly complicated in hardest to reach areas Bacteria penetrates the microscopic spaces in the root canal system The Problem

Limitations of Conventional RCT

Limitations in Clinical Outcomes

INEFFECTIVE CLEANING

- Files only touch 35% to 65% of the surface of the root canal
- >74% of canals show signs of residual tissue and bacteria

EXTENSIVE USE OF INSTRUMENTATION

- Weakens tooth and impacts long-term survival
- Increases likelihood of procedural errors and other complications

POOR CLINICAL OUTCOMES, EXPERIENCES

- RCT treatment failure ranges from 15% to 32%[1]
- 29% to 70% of patients report post-operative pain

Limitations in Clinical Workflow

LACK OF STANDARDIZED PROTOCOLS

- Lack of standardized protocols for most critical steps of RCT
- Contributes to unpredictable procedure times and outcomes

COMPLEX PROCEDURE

- Difficult procedure relies heavily on clinician skills
- Uses aerosol-generating devices

NEED FOR MULTIPLE VISITS

- Approximately half of root canal procedures require multiple visits
- Causes patient inconvenience and impacts practice economics

1. Ng YL. et al. Outcome of primary root canal treatment: systematic review of the literature - part 1. Effects of study characteristics on probability of success. Int Endod J. 2007; 40(12):921-39.

First and only FDA-cleared system for RCT that employs a sterilized, single-use procedure instrument to automate the cleaning of root canals Superior cleaning and disinfection of microscopic spaces independent of root canal complexity and tooth structure Intuitive touchscreen interface simplifies procedure setup and treatment delivery Wireless connectivity capabilities enables automatic software updates, remote monitoring of the system and real-time tracking of system utilization GentleWave System: Transforming RCT

GentleWave System: Proprietary Mechanism of Action

SONENDO


GentleWave

Gen3 System

1. Degassing
2. Concentration Adjustments
3. Broad-Spectrum Acoustic Energy
4. Advanced Fluid Dynamics

GentleWave Procedure Mechanism of Action Produces Tissue Dissolution Throughout the Root Canal System


Conventional
Root Canal Therapy
GentleWave
PROCEDURE

GentleWave System: Proprietary Mechanism of Action

Conventional RCT GentleWave Procedure VS GentleWave Procedure Enables Superior Cleaning

Clinical and Commercial Validation of the GentleWave Procedure

SONENDO

The clinical benefits of the GentleWave system have been demonstrated…

In-Vivo and In-Vitro in…	In Real-World, Clinical Practice with…
2 Prospective, Multi-Center Clinical Studies	**900K+** Patients Treated with the GentleWave System
30+ Peer-Reviewed Journal Publications	**~935** GentleWave System Installed Base

…and has been clinically proven to provide…

Strong Clinical Outcomes & Superior Cleaning in a Less Invasive Procedure

\+

Enhanced Procedure Efficiency

Strong Clinical Outcomes

SONENDO

PURE Study: Single-Arm, Multi-Center, Prospective, Non-Significant Risk Clinical Study

High and Rapid Rates of Healing[1]

GentleWave Procedure:
97% Success Rate

Conventional RCT:
Estimated 68-85% Success Rate



GentleWave
Ng et al.
Healing (%)
100
90
80
70
60
50
40
30
20
10
0
68%-85% Range
0
6
12
24

Minimal to No Post-Operative Pain[2,3,4,5]

GentleWave Procedure:
Minimal to No Post-Op Pain

Conventional RCT:
29-70% of Patients Report Post-Op Pain



Pain (%)
100
90
80
70
60
50
40
30
20
10
0
4
70
60
29
GentleWave
Ince
Gambarini
Wong

Note: Data for GentleWave and conventional RCT is from separate studies. Clinical data is not head-to-head.

1. Ng YL. et al. Outcome of primary root canal treatment: systematic review of the literature - part 1. Effects of study characteristics on probability of success. Int Endod J. 2007; 40(12):921-39.
2. Sigurdsson A, Garland RW, Le KT, Woo SM. 12-month Healing Rates after Endodontic Therapy Using the Novel GentleWave System: A Prospective Multicenter Clinical Study. J Endod. 2016; 42(7):1040-8.
3. Ince B, Ercan E, Dalli M, Dulgergil CT, Zorba YO, Colak H. Incidence of postoperative pain after single- and multi-visit endodontic treatment in teeth with vital and non-vital pulp. Eur J Dent. 2009;3(4):273-9.
4. Gambarini G, Testarelli L, De Luca M, Milana V, Plotino G, Grande NM, Rubini AG, Al Sudani D, Sannino G. The influence of three different instrumentation techniques on the incidence of postoperative pain after endodontic treatment. Ann Stomatol (Roma). 2013;4(1):152-5.
5. Wong AW, Zhang S, Li SK, Zhu X, Zhang C, Chu CH. Incidence of post-obturation pain after single-visit versus multiple-visit non-surgical endodontic treatments. BMC Oral Health. 2015;15:96.

Enhanced Procedure Efficiency

SONENDO

Proven, Real-World Results Supported by Clinical Studies and Commercial Experience

GentleWave Procedure Customer Survey[1]

Before GentleWave PROCEDURE | **After** GentleWave PROCEDURE

Total Single Visit Procedures BEFORE / AFTER GentleWave: 57% / 90%

Before		After
45%	C-Shaped Canal	94%
40%	Retreatment	89%
66%	Calcified Canal	93%
59%	Sinus Tract	92%



41%

Reduction in File Cost/Usage with GentleWave

+

Clinical Study Results

92% — **Patients Treated in a Single Visit Using the GentleWave System[2]**

89% — **Patients with Periapical Lesions Treated in a Single Visit Using the GentleWave System[3]**

1. Includes data from Sonendo's GentleWave Procedure customer survey conducted in October 2020 (n=33) where users were polled about percent of single-visit RCT cases and impact on per patient file costs before/after adopting the GentleWave System
2. Sigurdsson A, Garland RW, Le KT, Woo SM. 12-month Healing Rates after Endodontic Therapy Using the Novel GentleWave System: A Prospective Multicenter Clinical Study. J Endod. 2016; 42(7):1040-8.
3. Sigurdsson A, Garland RW, Le KT & Rassoulian SA. Healing of Periapical Lesions After Endodontic Treatment with the GentleWave Procedure: A Prospective Multicenter Clinical Study. Journal of Endodontics. 2018;44(3):510-517.

U.S. and Canada Commercial Strategy

SONENDO

Establishing the GentleWave Procedure as the Standard of Care for RCT

Core Pillars of Sonendo's Commercial Strategy

1	2	3
Grow GentleWave Installed Base	**Increase GentleWave Procedure Utilization**	**Drive Patients to GentleWave Providers**

How?

1. Grow GentleWave Installed Base

- Increase Awareness and Education
- Increase Team of Capital Sales Reps to Drive GentleWave Console Sales

2. Increase GentleWave Procedure Utilization

- Expand Team of Consumable Sales Reps to Drive Utilization
- Partner with Clinicians

3. Drive Patients to GentleWave Providers

- Increase Referrals
- Targeted Direct-to-Patient Marketing

How We Structure Our Sales Team

SONENDO

CAPITAL SALES REP

Increase Market Penetration

KEY RESPONSIBILITIES

- Win new business
- Establish customer relationships
- Target key opportunities
- Focus on GentleWave Console placements
- Grow installed base of GentleWave Consoles

CONSUMABLE SALES REP

Drive Account Utilization

KEY RESPONSIBILITIES

- Increase utilization in existing GentleWave practices
- Onboarding, clinical education and training
- Improve practice efficiency
- Drive patient referral volumes

CleanFlow PI Our Next Generation Procedure Instrument TM CONFIDENTIAL

CleanFlow Procedure Instrument: Driving Procedure Simplicity


Molar PI
No components placed inside tooth
CleanFlow PI

CLEANFLOW PROCEDURE INSTRUMENT

Simplified & Intuitive

- Cleans inside of tooth from outside
- Reduces procedure steps
- Easier and less technique-sensitive
- Confidence to use on more cases

Value for Sonendo

- Fewer parts and easier to assemble
- Improved customer utilization
- Easier to teach procedure
- Expect to have positive impact on gross margins of single-use PIs

Commercial Status

- Positive clinical and usability feedback
- Fully commercialized April 2022
- Expected future expansion of indications

GentleWave® G4

DESIGNED FOR
OPTIMIZED PERFORMANCE

Geared to support future software and evolving features

Expanded Connectivity with both 2.4 and 5Ghz Wi-Fi compatibility

Thermo-Electric Cooler enables system to operate over wider temperature environment

REFINED FOR
A SIMPLIFIED WORKFLOW

1 prime per 6 procedures reduces system preparation time between procedures

Battery backup decreases downtime between procedures

High-capacity reservoirs allow up to six treatments before refilling procedure fluids

Multi-operatory connectivity communicates real-time status of your GentleWave G4 Systems to enable concurrent procedures and oversight for improved efficiency

ENHANCED TO DELIVER
AN ELEVATED EXPERIENCE

Intuitive, user-friendly interface provides step-by-step guidance through the procedure

Auditory cues improve procedure awareness without looking at the screen

Ergonomic handles, accessory basket, and large wheels make transport between operatories simple

User replaceable parts improve console up-time


GentleWave
Start

Our Key Growth Strategies Focused on Driving Long-Term, Sustainable Growth Strategy Execute U.S. and Canada Commercial Strategy Reduce Costs and Improve Production Efficiencies Invest in R&D Initiatives Expand into International Markets Key Elements Expand sales and marketing teams Grow installed base Increase utilization Drive patients to providers Launch CleanFlow Realize operating leverage Implement lean manufacturing methods Reduce material costs Enhance usability, efficiency and predictability Perform additional elements of the root canal procedure Expand beyond RCT to treat cavities Pursue regulatory approvals and related certifications Engage in market access initiatives in attractive international markets

Financial Highlights Installed Base ~935 Consoles Placed Revenue Sales Territories 25 (Covering US and Canada) (3) As of September 30, 2022 2 $40.5M – $42.5M $33.2M $23.4M 3 (1) 2022 financial guidance issued on November 9, 2022 (2) Implied growth at the mid-point of guidance +25% +42% 3 1

Paradigm-Shifting Platform Technology for Tooth Decay 1 Large Market Opportunity with Significant Need for Innovation 2 Compelling and Growing Body of Clinical and Real-World Evidence 3 Attractive Value Proposition for Dental Practitioners and Patients 4 Transformative R&D Capabilities and a Robust Intellectual Property Portfolio 5 Established and Growing Digital Infrastructure 6 Recurring Revenue Business Model 7 Key Success Factors for Sonendo

THANK YOU